THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln LifeGoalsSM

Supplement dated February 7, 2023 to the Updating Summary Prospectus for Existing Policy Owners
 dated May 1, 2022

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your updating summary prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

On January 27, 2023, the Board of Trustees of Putnam Variable Trust approved a plan to liquidate Putnam VT Multi-Asset Absolute Return Fund, upon recommendation by Putnam Investment Management, LLC. The liquidation of the fund is expected to occur on or about April 21, 2023, although the fund may make dispositions of portfolio holdings prior to the liquidation date. As a result, this fund will no longer be available as an investment option under your Policy on or about February 7, 2023. If you have any questions, please consult your registered representative.

Please retain this Supplement for future reference.